UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2002

HEARTLAND OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-93383
(Commission File Number)

91-1918326
(IRS Employer Identification No.)

Suite 500, 231 Water Street, Vancouver, British Columbia, Canada V6B 1B8
(Address of principal executive offices and Zip Code)

604.638.3225
(Registrant's telephone number, including area code)

Adriatic Holdings Limited
1114 W. Magnolia Street, Suite 446, Bellingham, WA 98225
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On November 14, 2002, we filed our Form 10-Q Quarterly Report for the period ended September 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibits 99.1 and 99.2 to this Form 8-K Current Report the Certification of each of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certifications of the Chief Executive Officer and the Chief Financial Officer dated November 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND OIL AND GAS CORP.

By: /s/ Robert Knight
Robert Knight
Chief Financial Officer, Secretary
and Director
Date: November 14, 2002